Exhibit 99.1

Ticker: EGBN www.EagleBankCorp.com Keefe, Bruyette & Woods Winter Financial Services Symposium February 8 & 9, 2018

1 Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn 240 - 497 - 2040 mflynn@eaglebankcorp . com

2 Company Overview ▪ Eagle Bancorp, Inc. is a growth - oriented community bank headquartered in Bethesda, Maryland ▪ Focused on the Washington, DC metropolitan area, with 21 branches ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ L argest and most profitable bank headquartered and operating in the state of Maryland Data as of December 31, 2017.

3 Investment Highlights ▪ Focused on Profitability and Balanced Financial Performance ▪ Strong Net Interest Margin = 4.13% ▪ Clean Asset Quality: NPAs/Assets = 0.19% ▪ Low Charge - Off History: NCOs/Average Loans = 0.15% ▪ Driven by Long - Term, Deep Customer Relationships ▪ Demonstrated Consistent Organic Growth ▪ Strategic Geographic Market Positioning ▪ Dedicated Board Focused on Vision ▪ Proven Ability to Evaluate and Execute Acquisitions NOTE: Financial data at or for the quarter ended December 31, 2017.

Experienced Senior Management Team 4 Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 30 19 Susan G. Riel Sr. EVP & COO - EagleBank, EVP Eagle Bancorp 41 19 Charles D. Levingston EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 17 6 Laurence E. Bensignor EVP & General Counsel - Eagle Bancorp & EagleBank 7 7 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 32 6 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 32 3 Janice L. Williams EVP & Chief Credit Officer 23 14

5 Summary Statistics NOTE: Data as - of December 31, 2017 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in th e appendices on pages 32 - 34. Total Assets: $7.5 billion Total Loans: $6.4 billion Total Deposits: $5.9 billion Tangible Common Equity: $857.8 million (1) Tangible Book Value per Common Share: $24.67 (1) Shares Outstanding (at close January 31, 2018): 34,218,392 Market Capitalization (at close January 31, 2018): $2.16 billion Insider Ownership: 10.1% Institutional Ownership: 68% Member of Russell 2000 Yes

EagleBank Branch Locations Montgomery County Prince George’s County Fairfax County Loudoun County Washington, DC N I - 270 I - 95 I - 495 US 50 I - 95 I - 495 I - 66 I - 495 Branch System Virginia 9 Maryland 7 Washington, DC 5 Total 21 NOTE: Branch total as of December 31, 2017. Arlington Alexandria 6

Deposit Market Share

(Dollar values in thousands)

Washington, DC Metropolitan Area							
Rank	Local Community Banks	Company Name	Branches	June 30, 2016 Balance	June 30, 2017 Balance	Annual Growth	2017 Market Share
1		Bank of America Corp.	153	30,275,134	31,960,708	5.6%	16.1%
2		Wells Fargo & Co.	163	31,872,851	31,634,621	-0.7%	15.9%
3		Capital One Financial Corp.	136	25,654,173	27,715,433	8.0%	13.9%
4		SunTrust Banks Inc.	156	18,602,750	19,627,554	5.5%	9.9%
5		BB&T Corp.	183	13,470,334	13,923,629	3.4%	7.0%
6		PNC Financial Services Group Inc.	181	12,496,495	13,684,214	9.5%	6.9%
7		United Bankshares Inc.	70	5,386,027	8,587,160	59.4%	4.3%
8		Citigroup Inc.	34	7,911,000	8,115,000	2.6%	4.1%
9	1	**Eagle Bancorp Inc.**	**21**	**5,404,317**	**5,953,269**	10.2%	3.0%
10		M&T Bank Corp	77	4,241,489	4,433,787	4.5%	2.2%
11		Toronto-Dominion Bank	48	3,164,248	3,952,541	24.9%	2.0%
12	2	* Sandy Spring Bancorp Inc.	34	2,741,591	3,006,830	9.7%	1.5%
13	3	Burke & Herbert Bank & Trust Co.	25	2,262,071	2,342,964	3.6%	1.2%
14		HSBC Holdings Plc	12	2,289,874	2,334,734	2.0%	1.2%
15	4	Access National Bank	16	1,054,862	2,147,518	103.6%	1.1%
16	5	* WashingtonFirst Bankshares Inc.	19	1,563,287	1,750,497	12.0%	0.9%
17	6	Revere Bank	8	802,715	1,385,487	72.6%	0.7%
18		Union Bank & Trust	18	1,190,392	1,379,334	15.9%	0.7%
19	7	* Old Line Bank	14	961,395	1,068,276	11.1%	0.5%
20	8	John Marshall Bank	6	762,331	879,000	15.3%	0.4%
21	9	Capital Bank	3	718,690	865,655	20.4%	0.4%
22	10	First Virginia Community Bank	6	678,504	857,408	26.4%	0.4%
23	11	Community Bank of the Chesapeake	9	723,726	817,956	13.0%	0.4%
24	12	Congressional Bank	6	677,495	750,723	10.8%	0.4%
25	13	The Fauqier Bank	11	540,897	572,199	5.8%	0.3%
		All Other Market Participants	184	13,033,151	8,973,375	-31.1%	4.5%
		Market Total	1,593	188,479,799	198,719,872	5.4%	100.0%

78.1% (ranks 1–8 combined 2017 market share)

NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area. * Merger Pending.
SOURCE: FDIC, as of June 30, 2016 and June 30, 2017.

7

Performance Statistics NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $10 billion. (2) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. * Impact of July 2016 Sub - Debt raise in 2016Y was (9bps) and Q1 2017 was (16bps) . ** Data for Q4 2017 is shown on an operating basis. 8 Peer Group (1) Key Ratios (at or for the period ended) 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 2017Q4 2017Q3 ■ Net Interest Margin 4.30% 4.44% 4.33% 4.16%* 4.14%* 4.16% 4.14% 4.13% 3.50% ■ Efficiency Ratio 49.90% 50.67% 42.49% 40.29% 40.06% 39.10% 37.49% 35.12% 61.80% ■ NPAs + 90 Days Past Due/Total Assets 0.90% 0.68% 0.31% 0.30% 0.22% 0.26% 0.24% 0.19% 0.55% ■ Allowance Loan Losses/Gross Loans 1.39% 1.07% 1.05% 1.04% 1.03% 1.02% 1.03% 1.01% 0.97% ■ Reserve/NPLs (Coverage Ratio) 165.66% 205.30% 397.95% 330.49% 416.91% 356.00% 379.11% 489.20% 234.97% ■ Net Charge-Offs to Average Loans (annualized) 0.23% 0.17% 0.17% 0.09% 0.04% 0.02% 0.00% 0.15% 0.08% ■ Tangible Common Equity/Tangible Assets (2) 8.86% 8.54% 10.56% 10.84% 10.97% 11.15% 11.35% 11.61% N/A ■ Tier 1 Leverage Ratio 10.93% 10.69% 10.90% 10.72% 11.51% 11.61% 11.78% 11.45% 9.97% ■ Return on Average Assets 1.37% 1.31% 1.49% 1.52% 1.62% 1.60% 1.66% 1.60%** 1.04% ■ Return on Average Common Equity 14.60% 13.50% 12.32% 12.27% 12.74% 12.51% 12.86% 12.57%** 6.74% ■ Earnings Per Share (Diluted) $1.76 $1.95 $2.50 $2.86 $0.79 $0.81 $0.87 $0.88** N/A EGBN

$0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 Millions of Dollars 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 Total Assets Consistent Balance Sheet Growth NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Data for Q4 2017 is shown on an operating basis. 9 $7,494*

$9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 $18,000 $19,000 $20,000 $21,000 $22,000 $23,000 $24,000 $25,000 $26,000 $27,000 $28,000 $29,000 $30,000 $31,000 Thousands of Dollars 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 Net Income Available to Common SBLF Dividend Consistent Net Income Growth $30,157* 10 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Data for Q4 2017 is shown on an operating basis.

4.30% 4.44% 4.33% 4.16% 4.14% 4.16% 4.14% 4.13% 3.56% 3.58% 3.49% 3.48% 3.43% 3.48% 3.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 2017Q4 EGBN Peer Group Net Interest Margin NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion . Virginia Heritage Bank acquisition closed on October 31, 2014 . * Impact of July 2016 Sub - Debt raise in 2016 was (9bps), Q1 2017 was (16bps). 11 * *

0.37% 0.33% 0.36% 0.44% 0.56% 0.57% 0.60% 0.61% 0.52% 0.45% 0.42% 0.44% 0.47% 0.49% 0.51% 0.00% 0.25% 0.50% 0.75% 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 2017Q4 Cost of Funds EGBN Peer Group 4.67% 4.77% 4.69% 4.60% 4.70% 4.73% 4.74% 4.74% 4.13% 4.06% 3.93% 3.93% 3.91% 3.96% 4.00% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 2017Q4 Yield on Average Earning Assets EGBN Peer Group Yields and Cost of Funds NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014 . * Impact of July 2016 Sub - Debt Raise in 2016 was (5bps), Q1 2017 was (9bps) to Yield on Average Earnings Assets. The Sub - Deb t raise impact on Cost of Funds in 2016 was 4 bps, Q1 2017 was 7bps. 12 * * * * 5.51% 5.37% 5.24% 5.11% 5.13% 5.14% 5.19% 5.21% 4.96% 4.72% 4.48% 4.41% 4.35% 4.41% 4.46% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 2017Q4 Yield on Loans EGBN Peer Group

$1.95 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y EPS (Reported) EPS (Operating) $ 2.92 Earnings per Share $2.50 13 $2.08 $1.76 $1.46 NOTE: There was a 10% stock dividend paid on the common stock on June 14, 2013. Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses. EPS for 2017 is shown on an operating basis.; Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. $2.86 $3.35

$11.47 $12.89 $14.56 $18.83 $21.61 $24.67 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y Tangible Book Value per Share NOTE: Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. Virginia Heritage Bank acquisition closed on October 31, 2014 . 14

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. Virginia Heritage Bank acquisition closed on October 31, 2014 . Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. 15

Consistently Improving Efficiency Ratio Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $ 10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014 . P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. 16 50% 51% 42% 40% 40% 39% 37% 35% 69% 68% 65% 64% 62% 62% 62% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 2017Q4 EGBN Peer Group

Moderate Interest Rate Risk Position

(Dollar value in thousands)

Interest Rate Indicators and Trends

	2013Y	2014Y	2015Y	2016Y	2017Q1	2017Q2	2017Q3	**2017Q4**
Repricing Duration of Assets and Liabilities (months)								
Investments	50	49	47	43	40	38	40	**41**
Loans	26	27	25	23	22	21	22	**17**
Deposits	32	34	32	27	27	26	26	**26**
Borrowings	16	30	40	64	47	40	29	**21**
Economic Value of Assets and Liabilities								
Book Value of Portfolio Loans	$ 2,945,158	$ 4,312,399	$ 4,998,368	$ 5,618,820	$ 5,827,264	$ 5,991,232	$ 6,130,063	**$ 6,413,020**
Economic Value of Portfolio Loans	$ 2,979,180	$ 4,314,618	$ 5,000,717	$ 5,624,085	$ 5,831,920	$ 6,000,387	$ 6,155,087	**$ 6,353,475**
Premium (Discount) in Loans	1.2%	0.1%	0.0%	0.1%	0.1%	0.2%	0.4%	**-0.9%**
Book Value of Deposits	$ 3,225,413	$ 4,310,768	$ 5,158,445	$ 5,717,837	$ 5,789,489	$ 5,867,697	$ 5,916,506	**$ 5,852,129**
Economic Value of Deposits	$ 3,148,113	$ 4,197,226	$ 5,002,426	$ 5,548,300	$ 5,611,329	$ 5,658,080	$ 5,764,823	**$ 5,499,778**
Premium (Discount) in Deposits	-2.4%	-2.6%	-3.0%	-3.0%	-3.1%	-3.6%	-2.6%	**-6.0%**
Book Value of Equity	$ 393,864	$ 620,761	$ 738,602	$ 842,799	$ 879,844	$ 908,590	$ 933,982	**$ 950,438**
Economic Value of Equity	$ 504,253	$ 734,935	$ 896,974	$ 1,030,450	$ 1,074,515	$ 1,135,746	$ 1,089,331	**$ 1,227,503**
Equity Premium Percentage	28.0%	18.4%	21.4%	22.3%	22.1%	25.0%	16.6%	**29.2%**
Interest Rate Shock Analysis								
SHORT TERM EFFECTS (dollars in thousands)								
Net Interest Income - Flat balance Sheet	$ 146,422	$ 202,091	$ 250,826	$ 270,909	$ 276,749	$ 282,164	$ 283,574	**$ 288,809**
Net Interest Income - + 100 basis point shock	$ 143,418	$ 197,675	$ 250,113	$ 276,988	$ 288,452	$ 297,891	$ 298,113	**$ 304,214**
Percentage Change	-2.1%	-2.2%	-0.3%	2.2%	4.2%	5.6%	5.1%	**5.3%**
Net Interest Income - + 200 basis point shock	$ 144,773	$ 199,613	$ 257,705	$ 289,966	$ 304,637	$ 315,859	$ 313,806	**$ 319,254**
Percentage Change	-1.1%	-1.2%	2.7%	7.0%	10.1%	11.9%	10.7%	**10.5%**
Net Interest Income - + 300 basis point shock	$ 148,470	$ 203,701	$ 266,070	$ 303,319	$ 321,078	$ 333,973	$ 329,495	**$ 334,260**
Percentage Change	1.4%	0.8%	6.1%	12.0%	16.0%	18.4%	16.2%	**15.7%**
Net Interest Income - + 400 basis point shock	$ 152,069	$ 207,441	$ 274,468	$ 316,719	$ 337,624	$ 352,067	$ 345,338	**$ 349,168**
Percentage Change	3.9%	2.6%	9.4%	16.9%	22.0%	24.8%	21.8%	**20.9%**
Net Interest Income - - 100 basis point shock	$ 141,639	$ 200,680	$ 244,895	$ 264,079	$ 266,342	$ 272,332	$ 267,907	**$ 281,121**
Percentage Change	-3.3%	-0.7%	-2.4%	-2.5%	-3.8%	-3.5%	-5.5%	**-2.7%**
Net Interest Income - - 200 basis point shock	$ 137,192	$ 196,217	$ 241,220	$ 256,318	$ 258,145	$ 262,636	$ 244,534	**$ 266,875**
Percentage Change	-6.3%	-2.9%	-3.8%	-5.4%	-6.7%	-6.9%	-13.8%	**-7.6%**

- Both assets and liabilities remain short with repricing durations at 17 months on loans and 26 months on deposits
- A 100 bps shock increase would increase Net Interest Income by about $15.4 million or 5.3% on a **static** balance sheet over a 12 month period

Virginia Heritage Bank acquisition closed on October 31, 2014.

17

(1) Core deposits include CDAR’s and ICS reciprocal deposits.  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits Deposit Composition and Growth 18 (Dollar Values in Thousands) Deposit Type % of % of % of Balance Total Balance Total Balance Total Noninterest Bearing 1,775,684$ 31.1% 1,843,157$ 31.2% 1,982,912$ 33.9% Interest Bearing Transaction 289,122 5.1% 429,247 7.3% 420,417 7.2% Core Savings & Money Market (1) 2,484,621 43.4% 2,353,946 39.7% 2,185,580 37.3% Core CD's (1) 537,703 9.4% 555,387 9.4% 548,182 9.4% Wholesale Money Market 417,938 7.3% 464,925 7.9% 435,566 7.4% Wholesale CD's 211,046 3.7% 267,290 4.5% 281,327 4.8% Total Deposits 5,716,114$ 100% 5,913,952$ 100% 5,853,984$ 100% As of September 30, 2017 As of December 31, 2017As of December 31, 2016

Balanced Loan and Deposit Growth 19 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $ in Billions Total Loans Total Deposits

Detail of Loan Portfolio

(Dollar Value in Thousands)

County	C&I	Owner Occupied CRE	Income Producing CRE	CRE Bridge Financing	Owner Occupied Const.	CRE Construction	Land	Residential Mortgage	Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 350,156	$111,892	$ 257,989	$173,395	$ 14,791	$ 133,227	$ 3,152	$ 19,844	$ 49,175	$1,113,621	17.4%
Prince George's	122,836	120,069	207,796	24,316	19,979	76,905	11,999	616	2,045	586,561	9.1%
Baltimore	32,942	16,502	69,374	79,365	17,633	5,251	-	-	238	221,305	3.5%
Anne Arundel	9,729	26,359	28,818	-	-	10,447	1,669	1,821	1,206	80,049	1.2%
Frederick	5,622	767	67,286	7,099	-	-	3,622	763	298	85,457	1.3%
Howard	21,522	1,364	28,789	9,165	-	523	2,902	770	1,806	66,841	1.0%
Eastern Shore	3,271	11,794	64,698	-	-	-	-	1,835	205	81,803	1.3%
Charles	177	20,461	5,107	-	-	-	-	460	29	26,234	0.4%
Other MD	5,072	9,214	21,230	-	-	6,770	4,345	-	578	47,209	0.7%
Washington DC	317,516	217,143	717,493	454,597	6,288	459,348	13,563	41,362	13,395	2,240,705	35.1%
Virginia											
Fairfax	224,528	50,491	218,672	80,483	-	106,638	7,350	12,309	14,049	714,520	11.1%
Loudoun	34,696	48,693	42,945	19,104	-	12,751	806	857	3,843	163,695	2.6%
Arlington	57,780	931	77,032	13,545	-	29,140	3,915	750	2,115	185,208	2.9%
Alexandria	39,734	20,797	25,526	39,126	-	30,318	1,498	2,725	2,123	161,847	2.5%
Prince William	5,085	36,229	76,977	5,313	-	19,401	7,280	320	1,667	152,272	2.4%
Fauquier	776	3,746	5,257	-	-	3,765	-	-	262	13,806	0.2%
Other VA	16,478	45,985	98,307	26,016	-	1,304	3,184	354	1,122	192,750	3.0%
Other USA	128,019	13,007	88,819	13,456	-	1,314	10,754	19,571	2,705	277,645	4.3%
Total	$1,375,939	$755,444	$2,102,115	$944,980	$58,691	$897,102	$76,039	$104,357	$96,861	$6,411,528	100.0%
% of Total	21.5%	11.8%	32.8%	14.7%	0.9%	14.0%	1.2%	1.6%	1.5%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: Data as of December 31, 2017

20

Credit Quality Trends 21 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 2017Q4 Nonperforming Assets: Accruing Loans 90 or More Days Past Due -$ -$ -$ -$ -$ -$ -$ -$ Nonaccrual 24,702 22,443 13,239 17,875 14,355 17,148 16,609 13,238 Total Nonperforming Loans (NPLs) 24,702$ 22,443$ 13,239$ 17,875$ 14,355$ 17,148$ 16,609$ 13,238$ Other Real Estate Owned (OREO) 9,225 13,224 5,852 2,694 1,394 1,394 1,394 1,394 Total Nonperforming Assets 33,927$ 35,667$ 19,091$ 20,569$ 15,749$ 18,542$ 18,003$ 14,632$ Performing Restructured Loans (TDRs) 7,944 13,502 11,836 7,924 7,901 12,672 12,293 12,339 NPAs/Assets 0.90% 0.68% 0.31% 0.30% 0.22% 0.26% 0.24% 0.20% NPAs+TDRs/Assets 1.11% 0.94% 0.51% 0.41% 0.33% 0.43% 0.41% 0.36% Reserves 40,921$ 46,075$ 52,687$ 59,073$ 59,848$ 61,047$ 62,967$ 64,758$ Reserves/Loans 1.39% 1.07% 1.05% 1.04% 1.03% 1.02% 1.03% 1.01% Charge-Offs NCOs/Average Loans 0.23% 0.17% 0.17% 0.09% 0.04% 0.02% 0.00% 0.15%

Consistent Asset Quality Total Loans ($mms) 22 Note: Virginia Heritage Bank acquisition closed on October 31, 2014. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Dec- 13 Mar- 14 Jun- 14 Sep- 14 Dec- 14 Mar- 15 Jun- 15 Sep- 15 Dec- 15 Mar- 16 Jun- 16 Sep- 16 Dec- 16 Mar- 17 Jun- 17 Sep- 17 Dec- 17 Total Loans ($) NPAs (%) Charge Offs (%) (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2012 $436,839 1.06% 0.37% 2013 $452,063 0.90% 0.23% 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 $679,525 0.30% 0.09% 2017 $733,635 0.19% 0.06% Net Charge-Off History for the periods ended December 31, 2017 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.06% 0.05% Owner Occupied CRE 0.00% 0.00% Construction and Land 0.08% 0.11% Commercial & Industrial 0.17% 0.27%

CRE Risk Management  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team 23

CRE Concentration 24 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on the Compa ny’s asset size at the time of reporting. (2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk - based capital. * Virginia Heritage Bank acquisition closed on October 31, 2014 . (Dollar Values in Thousands) 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Q1 2017Q2 2017Q3 2017Q4 Total CRE Portfolio (excl Own Occ) 820,442$ 909,058$ 1,147,897$ 1,431,984$ 1,660,266$ 2,453,662$ 2,978,550$ 3,246,636$ 3,347,354$ 3,521,902$ 3,707,987$ 3,900,263$ CRE/Total Loans 58.50% 51.77% 47.63% 57.44% 56.37% 56.78% 59.59% 57.71% 57.76% 59.33% 61.21% 61.07% CRE Nonperforming Loans NPLs/Total CRE 1.76% 1.43% 1.67% 1.40% 0.88% 0.23% 0.22% 0.34% 0.25% 0.27% 0.29% 0.16% Peer NPLs/Total CRE (1) 4.45% 4.42% 3.52% 2.40% 1.50% 0.86% 0.53% 0.40% 0.39% 0.34% 0.34% Total Net Charge Offs NCOs/Total CRE 0.07% 0.18% 0.09% 0.18% 0.07% 0.07% 0.06% 0.04% 0.04% 0.11% 0.03% 0.07% Peer NCOs/Total CRE (1) 1.55% 1.53% 1.10% 0.67% 0.22% 0.06% 0.01% 0.01% 0.00% 0.00% 0.00% CRE Concentration (2) 403.06% 401.12% 392.96% 375.05% 377.00% 388.64% 394.40% 319.33% 319.62% 326.97% 333.97% 345.17%

ADC Concentration

(Dollar Values in Thousands)

	2009Y	2010Y	2011Y	2012Y	2013Y	2014Y*	2015Y	2016Y	2017Q1	2017Q2	2017Q3	2017Q4
Total ADC Portfolio	$ 252,494	$ 327,718	$ 448,470	$ 539,069	$ 628,880	$ 798,241	$ 909,654	$ 976,599	$1,030,415	$1,141,386	$1,451,453	$ 1,413,922
ADC/Total Loans	18.00%	18.66%	18.61%	21.62%	21.35%	18.47%	18.20%	17.36%	17.78%	19.23%	23.96%	22.14%
Adjusted ADC Portfolio												$ 1,304,316
ADC Nonperforming Loans												
NPLs/Total ADC	6.30%	4.50%	3.89%	3.45%	1.33%	0.51%	0.08%	0.13%	0.19%	0.42%	0.35%	0.05%
Peer NPLs/Total ADC (1)	10.75%	11.24%	8.85%	6.51%	2.91%	1.28%	0.63%	0.35%	0.33%	0.24%	0.24%	
Total Net Charge Offs												
NCOs/Total ADC	0.07%	0.52%	0.28%	0.44%	0.21%	0.26%	-0.02%	0.16%	0.17%	0.05%	0.00%	0.15%
Peer NCOs/Total ADC (1)	3.88%	4.30%	3.09%	2.37%	0.46%	-0.11%	-0.04%	-0.06%	-0.02%	-0.03%	-0.04%	
ADC Concentration (2)	124.04%	144.60%	153.52%	141.19%	142.80%	126.44%	120.45%	96.05%	98.39%	105.97%	130.73%	125.13%
Adjusted ADC Concentration (3)												115.43%

(1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company's asset size at the time of reporting.
(2) Represents ADC concentration as a percentage of EGBN consolidated risk-based capital. (3) Adjusted ADC Concentration excludes loans which are income producing and have a U & O permit. * Virginia Heritage Bank acquisition closed on October 31, 2014.

25

Capital Strength

(Dollar Values in Thousands)	2013Y	2014Y	2015Y	2016Y	2017Q1	2017Q2	2017Q3	2017Q4
Total Assets	$ 3,771,503	$ 5,247,880	$ 6,075,577	$ 6,890,096	$ 7,090,163	$ 7,244,527	$ 7,393,656	$ 7,493,617*
Total Common Stockholders' Equity	$ 337,263	$ 548,859	$ 738,601	$ 842,799	$ 873,042	$ 902,675	$ 933,982	$ 965,026*
Total Regulatory Capital	$ 440,332	$ 631,340	$ 755,212	$ 1,016,713	$ 1,046,296	$ 1,077,121	$ 1,110,282	$ 1,129,954
Tier 1 Leverage Ratio	10.93%	10.69%	10.90%	10.72%	11.51%	11.61%	11.78%	11.45%
Tier 1 Risk Based Capital Ratio	11.53%	10.39%	10.68%	10.80%	10.97%	11.18%	11.40%	11.24%
Total Risk Based Capital Ratio	13.01%	12.97%	12.75%	14.89%	14.97%	15.13%	15.30%	15.02%
Common Equity Tier 1 (CETI) Ratio	N/A	N/A	10.68%	10.80%	10.97%	11.18%	11.40%	11.24%
Tangible Common Equity Ratio (1)	8.86%	8.54%	10.56%	10.84%	10.97%	11.15%	11.35%	11.61%

- $150 million of 10 Year, 5 Year non-call, 5.00% Subordinated Notes sold in July 2016
- $100 million of Common Equity raised through an underwritten offering in March 2015
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 34. * Data for Q4 2017 is shown on an operating basis.

26

Key Success Factors  Building and maintaining core relationships o Cross sales o Focus on key customers  Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem c redits  Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o 36 consecutive quarters of increasing profitability (since January 1, 2009) have consistently bolstered the capital position 27

Key Success Factors (continued)  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  Built the proper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate 28

EagleBank Growth Strategy  Profitability • Pricing discipline to sustain Net Interest Margin • Diligent expense control to maintain Efficiency Ratio  Maintain Credit Quality • Enhanced monitoring of portfolio • Expanded stress testing  Emphasis on Organic Growth • Only 3.00% deposit market share in DC Metro Area • Significant opportunities to expand relationships, particularly in Northern Virginia • Attract new relationships and develop cross sell opportunities  Improve Growth of Noninterest Income Components of Revenue • SBA guaranteed loans, residential mortgage origination , FHA commercial mortgage origination, treasury management services, insurance 29

Stock Price Performance 1 Year 3 Year 5 Year EGBN 2.9% 84.2% 207.2% NASDAQ Bank Stock Index 9.8% 70.4% 110.5% NASDAQ Stock Market Index 32.0% 59.9% 135.9% S & P 500 Index 23.9% 41.6% 88.5% EGBN Stock Price Performance SOURCE : SNL Financial, Chart and calculations as of close of trading on January 31, 2018 30

Appendices 31

Non - GAAP Reconciliation 32 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017* Common shareholders' equity 337,263$ 548,859$ 738,601$ 842,799$ 965,026$ Less: Intangible assets (3,510) (109,908) (108,542) (107,419) (107,212) Tangible common equity 333,753$ 438,951$ 630,059$ 735,380$ 857,814$ Book value per common share 13.03$ 18.21$ 22.07$ 24.77$ 28.23$ Less: Intangible book value per common share (0.14) (3.65) (3.24) (3.16) (3.14) Tangible book value per common share 12.89$ 14.56$ 18.83$ 21.61$ 25.09$ Total assets 3,771,503$ 5,247,880$ 6,076,649$ 6,890,097$ 7,493,617$ Less: Intangible assets (3,510) (109,908) (108,542) (107,419) (107,212) Tangible assets 3,767,993$ 5,137,972$ 5,968,107$ 6,782,678$ 7,386,405$ Tangible common equity ratio 8.86% 8.54% 10.56% 10.84% 11.61% * Data for 2017 is shown on an operating basis.

Non - GAAP Reconciliation 33 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) GAAP Change Non-GAAP GAAP Change Non-GAAP Income Statements: Income tax expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net income 15,569$ 14,588 30,157$ 100,232$ 14,588 114,820$ Performance Ratios (annualized): Return on average assets 0.82% 1.60% 1.41% 1.62% Return on average common equity 6.49% 12.57% 11.06% 12.67% Assets GAAP Change Non-GAAP Deferred income taxes 28,770 14,588 43,358 Total Assets 7,479,029$ 14,588$ 7,493,617$ Shareholders' Equity Retained earnings 431,544 14,588 446,132 Total Shareholders' Equity 950,438 14,588 965,026 Total Liabilities and Shareholders' Equity 7,479,029$ 14,588 7,493,617$ Interest Income GAAP Change Non-GAAP GAAP Change Non-GAAP Income Tax Expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net Income 15,569$ 14,588$ 30,157$ 100,232$ 14,588$ 114,820$ Earnings Per Common Share Basic 0.46$ 0.43$ 0.88$ 2.94$ 0.43$ 3.36$ Diluted 0.45$ 0.42$ 0.88$ 2.92$ 0.42$ 3.35$ Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 As of December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017

Non - GAAP Reconciliation Footnotes 34 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non -GAAP financial measures derived from GAAP -based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book va lue per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculati on of capital for bank regulatory purposes, which excludes intangible assets from the c alculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

35 Market Information – Washington, DC MSA  Population 6.2 Million □ 6 th largest market in the U.S.  Employment 3.3 Million □ 56,400 new jobs created in 12 months ended November 2017 □ Employment growth driven by private sector, over 210,000 net new private sector jobs created over last five years □ Unemployment rate of 3.8% vs. US average of 4.1% (November 2017)  Gross Regional Product (GRP) $491 Billion □ 5th largest regional economy in the U.S. □ 16.7% growth in GRP over the last 10 years □ Federal Government Spending is 30.0% of GRP □ Highest median household income of any major U.S. market SOURCE: Bureau of Labor Statistics; George Mason University - Stephen S. Fuller Institute

36 Other 8.9% Non-Local Business 10.6% Associations 2.2% Hospitality 3.6% International 4.9% Other Federal 13.7% Federal Procurement 16.3% Local Business 39.9% Greater Washington Economy NOTE: Other includes Health Care/Education and Media SOURCE: The Wall Street Journal, George Mason University – Stephen S. Fuller Institute, Bureau of Economic Analysis Total Federal Spending = 30% of GRP GRP Contribution by Sub - market Gross Regional Product $491 Billion Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0%

Loan Portfolio and Growth 37 (Dollar Values in Thousands) Annual Growth Rate Loan Type Balance % of Total Balance % of Total Balance % of Total % Commercial and Industrial 1,200,728$ 21.1% 1,244,184$ 20.4% 1,375,939$ 21.5% 14.6% Commercial Real Estate: Owner Occupied 640,870 11.3% 749,580 12.3% 755,444 11.8% 17.9% Income Producing 2,509,518 44.3% 1,941,068 32.0% 2,102,115 32.8% (16.2%) CRE Bridge Financing 957,880 14.9% 944,980 14.7% N/A Subtotal 3,150,388$ 55.6% 3,648,528$ 60.0% 3,802,539$ 59.3% 20.7% Construction & Land: Owner Occupied 126,038 2.2% 55,828 0.9% 58,691 0.9% (53.4%) CRE Construction 853,339 15.0% 833,397 13.8% 897,102 14.0% 5.1% Land 79,192 1.4% 82,096 1.3% 76,039 1.2% (4.0%) Subtotal 1,058,569$ 18.6% 971,321$ 16.0% 1,031,832$ 16.1% (2.5%) Residential Mortgage 152,748$ 2.7% 109,460$ 1.8% 104,357$ 1.6% (31.7%) Consumer & Other 115,460$ 2.0% 110,711$ 1.8% 96,861$ 1.5% (16.1%) Total Loans 5,677,893$ 100.0% 6,084,204$ 100.0% 6,411,528$ 100.0% 12.9% As of December 31, 2016 As of September 30, 2017 As of December 31, 2017

Geographic Detail - Income Producing CRE

(Dollar Value in Thousands)

County	Hotel	Office/ Condo	Redevel./ Retail	Mixed Use	Multi-Family	Single & 1-4 Family	Industrial	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 14,105	$ 51,537	$ 20,568	$ 90,817	$ 19,198	$ 20,329	$ 15,651	$ 25,784	$ 257,989	12.3%
Prince George's	114,898	23,090	44,705	2,887	1,159	3,571	10,831	6,655	207,796	9.9%
Baltimore	24,237	3,006	6,710	30,070	1,416	2,660	1,275	-	69,374	3.3%
Anne Arundel	9,730	3,127	10,824	-	-	-	-	5,137	28,818	1.4%
Frederick	-	12,407	41,362	2,757	-	1,377	2,367	7,016	67,286	3.2%
Eastern Shore	60,780	1,988	527	-	-	1,403	-	-	64,698	3.1%
Howard	-	4,180	1,844	-	-	10,305	10,743	1,717	28,789	1.4%
Charles	-	-	667	-	-	164	-	4,276	5,107	0.2%
Other MD	-	5,630	1,529	164	-	-	12,660	1,247	21,230	1.0%
Washington DC	169,901	61,075	85,863	139,507	168,403	60,922	-	31,822	717,493	34.0%
Virginia										
Fairfax	-	89,244	38,735	490	948	19,432	553	69,270	218,672	10.4%
Loudoun	-	15,309	13,835	-	-	1,754	2,658	9,389	42,945	2.0%
Arlington	40,500	27,461	200	-	263	3,010	-	5,598	77,032	3.7%
Alexandria	-	16,079	3,336	3,985	-	2,126	-	-	25,526	1.2%
Prince William	29,081	13,345	17,700	-	-	1,026	5,094	10,731	76,977	3.7%
Fauquier	-	-	2,021	-	-	-	-	3,236	5,257	0.3%
Other VA	-	59,448	18,194	108	-	2,006	14,306	4,245	98,307	4.7%
Other USA	2,452	9,248	10,163	464	-	1,324	1,225	63,943	88,819	4.2%
Total	$465,684	$396,174	$318,783	$271,249	$191,387	$131,409	$77,363	$250,066	$2,102,115	100.0%
% of Total	22.1%	18.8%	15.2%	12.9%	9.1%	6.3%	3.7%	11.9%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: Data as of December 31, 2017

38

Geographic Detail – Construction

(Dollar Value in Thousands)

County	Residential Condo	Single & 1-4 Family	Mixed Use	Office	Multi-Family	Hotel	Retail	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 45,887	$ 57,344	$ -	$ 14,036	$ -	$ -	$ -	$ 15,960	$ 133,227	14.9%
Prince George's	-	3,310	30,323	-	18,601	325	-	24,346	76,905	8.6%
Baltimore	-	268	-	-	-	-	-	4,983	5,251	0.6%
Anne Arundel	-	35	10,412	-	-	-	-	-	10,447	1.2%
Frederick	-	-	-	-	-	-	-	-	-	0.0%
Eastern Shore	-	-	-	-	-	-	-	-	-	0.0%
Howard	-	523	-	-	-	-	-	-	523	0.1%
Charles	-	-	-	-	-	-	-	-	-	0.0%
Other MD	-	440	1,288	-	5,042	-	-	-	6,770	0.8%
Washington DC	139,053	55,767	88,971	72,569	90,452	5,200	1,209	6,127	459,348	51.1%
Virginia										
Fairfax	21,583	33,834	4,395	44,738	789	-	-	1,299	106,638	11.9%
Loudoun	4,985	127	1,296	-	-	-	-	6,343	12,751	1.4%
Arlington	8,399	20,741	-	-	-	-	-	-	29,140	3.2%
Alexandria	-	3,942	24,436	1,940	-	-	-	-	30,318	3.4%
Prince William	-	1,916	5,801	-	-	-	-	11,684	19,401	2.2%
Fauquier	-	-	-	-	3,765			-	3,765	0.4%
Other VA	37	862	-	-	405	-	-	-	1,304	0.1%
Other USA	-	-	-	-	-	1,314	-	-	1,314	0.1%
Total	$219,944	$179,109	$166,922	$133,283	$119,054	$6,839	$1,209	$70,742	$897,102	100.0%
% of Total	24.4%	20.0%	18.6%	14.9%	13.3%	0.8%	0.1%	7.9%	100.0%	
Renovation	$ 38,003	$ 86,387	$ 43,618	$ 121,848	$ 34,551	$ 5,200	$ 1,209	$ 34,923	$ 365,739	40.8%
Ground-Up	$ 181,941	$ 92,722	$ 123,304	$ 11,435	$ 84,503	$ 1,639	$ -	$ 35,819	$ 531,363	59.2%

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: Data as of December 31, 2017

39

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
			December 31, 2017		
US Government Agency Securities	$198,115	$283	$2,414	$195,984	33.3%
Mortgage Backed Securites - GSEs	322,067	187	4,418	317,836	54.2%
Municipal Bonds	60,976	1,295	214	62,057	10.3%
Corporate Bonds	13,010	163	-	13,173	2.2%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$594,386	$1,928	$7,046	$589,268	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
			September 30, 2017		
US Government Agency Securities	$179,100	$342	$1,524	$177,918	32.1%
Mortgage Backed Securites - GSEs	303,822	374	2,670	301,526	54.6%
Municipal Bonds	61,593	1,673	119	63,147	11.0%
Corporate Bonds	13,011	206	-	13,217	2.3%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$ 557,744	$ 2,595	$ 4,313	$ 556,026	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
			December 31, 2016		
US Government Agency Securities	$107,425	$519	$1,802	$106,142	19.8%
Mortgage Backed Securites - GSEs	329,606	324	3,691	326,239	60.9%
Municipal Bonds	94,607	1,723	400	95,930	17.5%
Corporate Bonds	9,508	82	11	9,579	1.8%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$541,364	$2,648	$5,904	$538,108	100.0%

- Portfolio has $5.1 million of net unrealized losses at December 31, 2017
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.6 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

40

▪ Designated as a “Challenger” Bank 2015 & 2016 ▪ Honor Roll of Community Banks 2010 - 2016 Nationally Recognized Financial Performance ▪ Community Bankers Cup Award 2012 - 2016 ▪ Ronald D. Paul named East Coast Region Community Banker of the Year 2014 Independent Community Bankers of America 41 ▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017

Highly Regarded by Bank Rating Firms FIRM BANK RATING 300/300 Green - *** B AUER F INANCIAL , I NC A - 42

Experienced Management Team 43 R onald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief E xec utive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Pau l is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and man age ment for office and multi - family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 19 97, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named “Washingtonian of the Year ” b y Washingtonian magazine and in 2009 was named the “Greater Washington Entrepreneur of the Year” by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named “Community Banker of the Year” by the American Banker magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America. Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc. Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms . Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry. Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr . Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Bank s o f Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has ov er 16 years of experience in the banking industry.

Experienced Management Team

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Laurence E. Bensignor, EVP & General Counsel, Eagle Bancorp, Inc. and EagleBank

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area.

Lindsey S. Rheaume, EVP, Chief C&I Lending Officer

Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank's entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

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Historical Balance Sheet

(Dollar Values in Thousands)	2013Y	2014Y	2015Y	2016Y	2017Y*	5 Year Compound Growth Rate
Assets						
Cash and Equivalents	$306,960	$256,025	$298,363	$368,163	$190,473	(10.9%)
Securities Available for Sale	389,405	404,903	504,772	559,708	625,592	15.0%
Total Cash and Securities	696,365	660,928	803,135	927,871	816,065	4.7%
Gross Loans HFI	2,945,158	4,312,399	4,998,368	5,677,893	6,411,528	20.8%
Loan Loss Reserves	40,921	46,075	52,687	59,074	64,758	11.6%
Loans Held for Sale	42,030	44,317	47,492	51,629	25,096	(35.6%)
Total Net Loans	2,946,267	4,310,641	4,993,173	5,670,448	6,371,866	18.9%
Real Estate Owned	9,225	13,224	5,852	2,694	1,394	(23.4%)
Total Intangibles	3,276	109,626	108,155	106,947	106,824	96.5%
Total Servicing Rights	234	282	387	472	388	22.1%
Other Assets	116,136	153,179	164,875	181,664	197,080	23.7%
Total Assets	$3,771,503	$5,247,880	$6,075,577	$6,890,096	$7,493,617	17.1%
Liabilities						
Deposits	$3,225,414	$4,310,768	$5,158,444	$5,716,114	$5,853,984	15.1%
FHLB Borrowings	30,000	140,000	0	0	325,000	61.0%
Repurchase Agreements	80,471	61,120	72,356	68,876	76,561	(5.5%)
Subordinated Debt	9,300	79,300	68,928	216,514	216,905	87.7%
Other Liabilities	32,455	35,933	37,248	45,793	56,141	21.0%
Total Liabilities	3,377,640	4,627,121	5,336,976	6,047,297	6,528,591	16.4%
Equity						
Preferred Equity	56,600	71,900	0	0	0	(100.0%)
Common Equity	340,582	546,212	738,410	845,180	966,775	27.4%
Net Unrealized Gain (Loss)	(3,319)	2,647	191	(2,381)	(1,749)	(179.6%)
Total Stockholders Equity	393,863	620,759	738,601	842,799	965,026	22.5%
Total Liabilities and Equity	$3,771,503	$5,247,880	$6,075,577	$6,890,096	$7,493,617	17.1%
Balance Sheet Analysis (%)						
Total Gross Loans/ Total Assets	78.09	82.17	82.27	82.41	85.56	
Loans/ Deposits	91.31	100.04	96.90	99.33	109.52	
Reserves/ Loans	1.39	1.07	1.05	1.04	1.01	
Annualized Growth Rates (%)						
Asset Growth Rate	10.62	39.15	15.77	13.41	8.76	
Gross Loans HFI	18.13	46.42	15.91	13.59	12.92	
Deposit Growth Rate	11.33	33.65	19.66	10.81	2.41	

* Data for 2017 is shown on an operating basis.

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Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2013Y	2014Y*	2015Y	2016Y	2017Y**	5 Year Compound Growth Rate
Total Interest Income	$ 157,294	$ 191,573	$ 253,180	$ 285,805	$ 324,034	17.9%
Total Interest Expense	12,504	13,095	19,238	27,641	40,147	22.7%
Net Interest Income	144,790	178,478	233,942	258,164	283,887	17.4%
Loan Loss Provision	9,602	10,879	14,638	11,331	8,971	(11.1%)
Service Charges on Deposits	4,607	4,906	5,397	5,821	6,364	10.1%
Gain/Loss on Sale of Loans	14,578	6,886	11,973	11,563	9,276	(7.8%)
Gain/Loss on Sale of Securities	19	22	2,254	1,194	542	(4.7%)
Loss on early extinguishment of debt	-	-	(1,130)	-	-	(100.0%)
BOLI Revenue	720	1,283	1,589	1,554	1,466	30.2%
Other Noninterest Income	4,792	5,248	6,545	7,152	11,725	31.9%
Total Noninterest Income	24,716	18,345	26,628	27,284	29,373	6.6%
Salaries and Employee Benefits	47,481	57,268	61,749	67,010	67,129	9.0%
Premises and Equipment Expenses	11,923	13,317	16,026	15,118	15,632	8.9%
Marketing and Advertising	1,686	1,999	2,748	3,495	4,095	18.4%
Data Processing	5,903	6,163	7,533	7,747	8,220	13.2%
Legal, Accounting and Professional Fees	2,969	3,439	3,729	3,673	5,053	3.5%
FDIC Insurance	2,263	2,333	3,154	2,718	2,554	4.1%
Merger Expenses	-	4,699	141	-	-	100.0%
Other Noninterest Expenses	12,354	10,510	15,636	15,254	15,869	9.4%
Total Noninterest Expense	84,579	99,728	110,716	115,015	118,552	9.1%
Net Income Before taxes	75,325	86,216	135,216	159,102	185,736	27.0%
Income taxes	28,318	31,958	51,049	61,395	70,916	27.7%
Net Income	47,007	54,258	84,167	97,707	114,820	26.6%
Preferred Dividends	566	614	601	-	-	(100.0%)
Net Income Available to Common	$ 46,441	$ 53,644	$ 83,566	$ 97,707	$ 114,820	27.0%
Earnings per Share - Diluted	$ 1.76	$ 2.08	$ 2.50	$ 2.86	$ 3.35	

Virginia Heritage Bank acquisition closed on October 31, 2014.
* Data for 2014 is shown on an operating basis, net of merger related expenses; ** Data for 2017 is shown on an operating basis. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 34.

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